UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 24, 2004

                                 --------------


                             Sel-Leb Marketing, Inc.
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             (Exact name of registrant as specified in its charter)


    New York                        1-13856                        11-3180295
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


                  495 River Street, Paterson, New Jersey 07524
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               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (973) 225-9880


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


  On February 24, 2004, Sel-Leb Marketing, Inc. issued a press release announcing that its principal lender had exercised its rights as a secured creditor and that the company had ceased active operations, and reporting management's estimates of the company's financial results. The press release is attached hereto as Exhibit 99.1.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press release issued by Sel-Leb Marketing, Inc. on February 24, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEL-LEB MARKETING, INC.
                               (Registrant)



Dated:  February 24, 2004      By: /s/ Jorge Lazaro
                               -------------------------
                               Name:  Jorge Lazaro
                               Title: Chief Financial Officer



                                 EXHIBIT INDEX
                                 -------------


          99.1 Press release issued by Sel-Leb Marketing, Inc. on February 24, 2004.